Virtus KAR Capital Growth Series
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—99.3%
Communication Services—13.4%
Activision Blizzard, Inc.	42,420	$3,945
Facebook, Inc. Class A(1)	57,052	16,804
Netflix, Inc.(1)	18,890	9,854
Tencent Holdings Ltd. ADR	121,760	9,716
		40,319

Consumer Discretionary—24.6%
Airbnb, Inc. Class A(1)	15,289	2,874
Alibaba Group Holding Ltd. Sponsored ADR(1)	55,238	12,524
Amazon.com, Inc.(1)	7,930	24,536
Home Depot, Inc. (The)	13,488	4,117
Las Vegas Sands Corp.(1)	68,842	4,183
Marriott International, Inc. Class A(1)	25,800	3,821
MercadoLibre, Inc.(1)	5,130	7,552
NIKE, Inc. Class B	58,385	7,759
Ross Stores, Inc.	37,767	4,529
Trip.com Group Ltd. ADR(1)	55,270	2,190
		74,085

Consumer Staples—4.9%
Estee Lauder Cos., Inc. (The) Class A	12,078	3,513
McCormick & Co., Inc.	30,120	2,686
Monster Beverage Corp.(1)	46,055	4,195
Procter & Gamble Co. (The)	31,420	4,255
		14,649

Financials—5.2%
Bank of America Corp.	155,448	6,014
CME Group, Inc. Class A	13,370	2,731
MarketAxess Holdings, Inc.	10,280	5,119
Progressive Corp. (The)	19,960	1,908
		15,772

Health Care—5.0%
Danaher Corp.	25,387	5,714
HealthEquity, Inc.(1)	28,920	1,967
Zoetis, Inc. Class A	46,394	7,306
		14,987

Industrials—9.8%
CoStar Group, Inc.(1)	7,290	5,992
Equifax, Inc.	13,560	2,456
Fair Isaac Corp.(1)	7,680	3,733
Kansas City Southern	22,130	5,840
Roper Technologies, Inc.	11,892	4,796
Uber Technologies, Inc.(1)	124,360	6,779
		29,596

	Shares	Value

Information Technology—35.2%
Accenture plc Class A	17,201	$4,752
Amphenol Corp. Class A	106,378	7,018
Avalara, Inc.(1)	61,450	8,199
Bill.com Holdings, Inc.(1)	131,647	19,155
Duck Creek Technologies, Inc.(1)	153,506	6,929
NVIDIA Corp.	25,323	13,521
Paycom Software, Inc.(1)	29,662	10,977
Snowflake, Inc. Class A(1)	9,646	2,211
Trade Desk, Inc. (The) Class A(1)	19,430	12,662
Visa, Inc. Class A	62,078	13,144
Workday, Inc. Class A(1)	30,510	7,579
		106,147

Materials—1.2%
Ecolab, Inc.	17,604	3,768
Total Common Stocks (Identified Cost $92,465)		299,323

Total Long-Term Investments—99.3% (Identified Cost $92,465)		299,323

TOTAL INVESTMENTS—99.3% (Identified Cost $92,465)		$299,323
Other assets and liabilities, net—0.7%		2,173
NET ASSETS—100.0%		$301,496

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.

Country Weightings†
United States	89%
China	8
Brazil	3
Total	100%
† % of total investments as of March 31, 2021.
See Notes to Schedule of Investments

Virtus KAR Capital Growth Series
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2021
($ reported in thousands)
The following table summarizes the market value of the Series’ investments as of March 31, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at March 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$299,323	$299,323
Total Investments	$299,323	$299,323
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at March 31, 2021.
There were no transfers into or out of Level 3 related to securities held at March 31, 2021.
See Notes to Schedule of Investments

VIRTUS KAR CAPITAL GROWTH SERIES
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2021
Note 1. Security Valuation
The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Series’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Series’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Series calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Series fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Series’ net assets by each major security type is disclosed at the end of the Schedule of Investments for the Series. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Series’ most recent semi or annual report.
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